SECURITIES AND EXCHANGE COMMISSION
                     WASHINGTON, D.C.  20549

                            FORM 8-K

      CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE
                 SECURITIES EXCHANGE ACT OF 1934

                DATE OF REPORT:  February 13, 2001
       (Date of earliest event reported)  February 8, 2001


                DOBSON COMMUNICATIONS CORPORATION
     (Exact name of registrant as specified in its charter)


      OKLAHOMA                    333-23769                73-1513309
(State or other jurisdiction     (Commission              IRS Employer
   of incorporation)             File Number)          Identification No.)


            13439 North Broadway Extension, Suite 200
                    Oklahoma City, Oklahoma              73114
            (Address of principal executive offices)   (Zip Code)


                                 (405) 529-8500
              (Registrant's telephone number, including area code)

            Information To Be Included in the Report


Item 2.
          On February 8, 2000 the registrant issued 200,000 shares of its Series AA Preferred Stock, par value $1.00 per share ("Series AA Preferred Stock") to AT&T Wireless Services, Inc. ("AWS") for aggregate cash proceeds of $200 million dollars. The shares of Series AA Preferred Stock were issued pursuant to a certain Stock Purchase Agreement dated as of November 6, 2000, as amended on February 8, 2001. Each share of Series AA Preferred Stock is entitled to cumulative annual dividends of 5.96% on the liquidation preference of $1,000 per share, subject to certain adjustments. Dividends will accrue but not be payable until the fifth anniversary of the issuance of the Series AA Preferred Stock. Thereafter, dividends may be paid, at the registrant's option, either in cash or in shares of the registrant's Class A common stock.

          Each share of the registrant's Series AA Preferred Stock must be redeemed on the tenth anniversary after its issuance at its liquidation preference plus accrued and unpaid dividends, and must be redeemed upon a Change of Control (as defined) of the registrant at 101% of its liquidation preference plus accrued and unpaid dividends.

          Shares of the registrant's Series AA Preferred Stock are not entitled to vote, except with respect to matters which may adversely effect the rights and preferences of the Series AA
Preferred Stock.

          Each share of Series AA Preferred Stock is mandatorily exchangeable for one share of the registrant's Series A Convertible Preferred Stock, par value $1.00 per share ("Series A Convertible Preferred Stock") at such time as AWS is not prohibited from beneficially owning additional shares of the registrant's Class A common stock under the rules and regulations of the Federal Communications Commission.

          When issued, each share of the registrant's Series A Convertible Preferred Stock will be convertible into a number of shares of the registrant's Class A common stock determined by dividing the liquidation preference of a share of Series A Convertible Preferred Stock (initially, $1,000) by the Conversion Price (as defined) from time to time in effect. The Conversion Price is $25.35 per share, subject to certain adjustments to prevent dilution.

          Each share of Series A Convertible Preferred Stock will be entitled to cumulative annual dividends of 5.96% on the liquidation preference of $1,000 per share, subject to certain adjustments. Dividends will accrue but not be payable until the fifth anniversary of the issuance of the Series A Convertible Preferred Stock. Thereafter, dividends may be paid, at the registrant's option, either in cash or in shares of the registrant's Class A common stock.

          Each share of Series A Convertible Preferred Stock will be required to be redeemed on the twelfth anniversary after its issuance at its liquidation preference plus accrued and unpaid dividends and must be redeemed upon a Change of Control (as defined) of the registrant at 101% of its liquidation preference plus accrued and unpaid dividends.

          Each share of Series A Convertible Preferred Stock will be entitled to vote, and the number of votes per share will be equal to the number of shares of the registrant's Class A Common stock then issuable upon conversion of the Series A Convertible Preferred Stock. The holders of Series A Convertible Preferred Stock will vote together with the holders of the outstanding shares of the registrant's Common stock, voting together as one class on all matters.

Item 5.  Other Events.

          The registrant has amended its Bylaws to provide that its annual meeting of stockholders will be held at a time and place determined by the registrant's Board of Directors on or prior to June 30 of each year.

Item 7.  Financial Statements and Exhibits.

          The following exhibits are filed as a part of this report:

Exhibit
Number       Description
-------      -----------

3(ii)        Registrant's Amended and Restated
             Bylaws including amendments through
             December 1, 2000*

4.1          Form of Certificate of Designation
             of the powers, preferences and
             relative, optional and other special
             rights of the registrant's Series AA
             Preferred Stock*

4.2          Form of Certificate of Designation
             of the powers, preferences and
             relative, optional and other special
             rights of the registrant's Series A
             Convertible Preferred Stock*

10.1         Amendment No. 1 dated as of February
             8, 2001 to Stock Purchase Agreement
             between the registrant and AT&T
             Wireless Services, Inc.*

10.2         Exchange Agreement dated as of
             February 8, 2001 between the
             registrant and AT&T Wireless
             Services, Inc.*

10.3         PCS Transfer Rights Agreement dated
             as of February 8, 2001 between the
             registrant and AT&T Wireless
             Services, Inc.*

10.4         Amendment No. 1 dated as of February
             8, 2001 to Stockholder and Investor
             Rights Agreement among the
             registrant, AT&T Wireless Services,
             Inc. and certain other parties*

99.1         Press release issued February 9,
             2001*

-----------------

*  Filed herewith electronically

Item 9.  Regulation FD Disclosure.

          On February 9, 2001 the registrant issued a press release describing the issuance of its Series AA Preferred Stock to AT&T Wireless Services, Inc.

                           SIGNATURES

          Pursuant to the requirements of the Securities Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                         DOBSON COMMUNICATIONS CORPORATION

                         By  RONALD L. RIPLEY
                             Ronald L. Ripley, Vice President

February 13, 2001

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                              Exhibit Index

Exhibit
Number       Description                       Method of Filing
-------      -----------                       ----------------
3(ii)        Registrant's Amended and          Filed herewith electronically
             Restated Bylaws including
             amendments through
             December 1, 2000.

4.1          Form of Certificate of            Filed herewith electronically
             Designation of the powers,
             preferences and relative,
             optional and other special
             rights of the registrant's
             Series AA Preferred Stock.

4.2          Form of Certificate of            Filed herewith electronically
             Designation of the powers,
             preferences and relative,
             optional and other special
             rights of the registrant's
             Series A Convertible
             Preferred Stock.

10.1         Amendment No. 1 dated as          Filed herewith electronically
             of February 8, 2001 to
             Stock Purchase Agreement
             between the registrant and
             AT&T Wireless Services,
             Inc.

10.2         Exchange Agreement dated          Filed herewith electronically
             as of February 8, 2001
             between the registrant and
             AT&T Wireless Services,
             Inc.

10.3         PCS Transfer Rights               Filed herewith electronically
             Agreement dated as of
             February 8, 2001 between
             the registrant and AT&T
             Wireless Services, Inc.

10.4         Amendment No. 1 dated as          Filed herewith electronically
             of February 8, 2001 to
             Stockholder and Investor
             Rights Agreement among the
             registrant, AT&T Wireless
             Services, Inc. and certain
             other parties.

99.1         Press release issued              Filed herewith electronically
             February 9, 2001